Rule 497(k)

File No. 333-210186

First Trust Exchange-Traded Fund VIII

(the “Trust”)

First Trust Multi-Manager Large Growth ETF

(the “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION

MARCH 11, 2026

Important Notice Regarding Change in Name and Principal Investment Strategies

Notwithstanding anything to the contrary in the Fund’s Prospectus, Summary Prospectus or Statement of Additional Information, the Fund’s name will change to “First Trust Active Factor Large Cap Growth ETF” and the Fund’s ticker will change to “AFGR.” This change is expected to occur on or around June 5, 2026, but in no event less than 60 days from the date of this supplement.

In connection with the changes described above, the Fund’s principal investment strategies will be revised such that the Fund will no longer utilize a multi-manager structure to provide exposure to the large capitalization growth segment of the equity market through the blending of multiple sub-advisor portfolio management teams. The Fund will instead be managed by First Trust, the Fund’s investment advisor, and will primarily rely on a multi-factor quantitative methodology with active risk management to construct a portfolio of U.S.-listed equity securities issued by large capitalization growth companies exhibiting exposures to one or more investing factors, including: momentum, quality and growth. Pursuant to this new strategy, under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities issued by large capitalization growth companies. Further, the Fund’s annual unitary management fee will be reduced to 0.65% of the Fund’s average daily net assets, and the Fund will no longer have sub-advisors.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE